Exhibit 99.7

Monthly Servicing Report

For

Applebee’s Enterprises LLC as Issuer

And

Applebee’s IP LLC & The Restaurant Holders as Co-Issuers

For the Payment Date of:	June 20, 2008
For the Monthly Collection Period of:	May

	Initial Balance	Current Balance

Total:	$1,869,000,000	$1,869,000,000
Series 2007-1 A-1-A	$22,500,000	$22,500,000
Series 2007-1 A-1-X	$52,500,000	$52,500,000
Series 2007-1 A-2-I-X	$350,000,000	$350,000,000	(1)
Series 2007-1 A-2-II-A	$675,000,000	$675,000,000
Series 2007-1 A-2-II-X	$650,000,000	$650,000,000
Series 2007-1 M-1	$119,000,000	$119,000,000

1)	Partial Amortization Amount or Partial Amortization Shortfall Amount Due	☐ Yes ☒ No

2)	Rapid Amortization Event occurred and continuing	☐ Yes ☒ No

Cause of Rapid Amortization (if any):
a)	Failure to maintain a Three-Month Adjusted DSCR of at least 1.50x	☐
b)	The 12-Month U.S. system-wide sales is less than $3.75 billion	☐
c)	Servicer Termination Event has occurred	☐
d)	Event of Default has occurred	☐
e)	Series 2007-1 Notes are outstanding after the Series Anticipated Repayment Date	☐

	Rapid Amortization DSCR One Time Cure Right Available	☒ Yes ☐ No

3)	Event of Default	☐ Yes ☒ No

	Current Payment Date	Last Payment Date
Current 3-Month Adjusted DSCR	2.745	2.608
Current 3-Month DSCR	2.201	2.079
Current 12-Month Adjusted DSCR	N/A	N/A
Current 12-Month DSCR	N/A	N/A
U.S. 12-Month System-Wide Sales	4,539,435,617	4,537,097,411
Weighted Average Royalty Rate	3.94%	3.94%
Change in Domestic Franchised Stores	1	2
Change in Domestic Company Owned Stores	0	0

(1) - On June 20, 2008 approximately $303 million of Class 2007-1 Class A-2-I debt was repaid with proceeds from the sale leaseback of company owned stores.

Monthly Servicing Report

For

Applebee’s Enterprises LLC as Issuer

And

Applebee’s IP LLC & The Restaurant Holders as Co-Issuers

		Total	Employer/
	Debit Account #	Amount	Tax ID#	Bank	ABA #	Account Name	Account #	Reference

Wires
DTC	22579604	$365,111.11		Citibank	021-0000-89	LCPI Bank Loans Agency	30434141	Applebee’s Services, Inc. VFN

DTC	22579602	$9,562,918.75						Applebee’s Senior Note Interest

DTC	22579616	$302,800,000.00						Applebee’s Senior Note Principal Payment

DTC	22579609	$833,436.33						Applebee’s Subordinated Note Interest

DTC	22579604	$12,500.00		Citibank	021-0000-89	LCPI Bank Loans Agency	30434141	Applebee’s Administrative Agent Fee - May 2008

Assured Guaranty	22579603	$451,760.42		JPMorgan/Chase	021000021	Operating Acct	9102676450	Applebee’s May 2008 premiums

Wells Fargo	22579606	$5,513,685.20		Wells Fargo			22579601	Release of Interest Reserve related to June 20, 2008 payment

Wells Fargo	22579606	$53,340.41		Wells Fargo			22579601	TFR Interest Earnings - Sr. Note Interest ReserveAccount

Wells Fargo	22579602	$7.75		Wells Fargo			22579601	TFR Interest Earnings - Sr. Note Interest Payment Account

Wells Fargo	22579603	$0.34		Wells Fargo			22579601	TFR Interest Earnings - Insurer Premiums Account

Wells Fargo	22579609	$0.64		Wells Fargo			22579601	TFR Interest Earnings -Subordinated Note Interest Payment Account

Wells Fargo	22579600	$1.43		Wells Fargo			22579601	TFR Interest Earnings - Applebee’s Enterprises LLC Main Account

Applebee’s Services, Inc.	22579600	$24,120,183.46	26-0783903	JPMorgan/Chase	021000021	Applebee’s	51-20314	May 2008 Residual

Total Wires		$343,712,945.84

Monthly Collections

For the Payment Date of:	June 20, 2008
For the Monthly Collection Period of:	May

Deposits to Concentration Account

			Counted for Purposes of DSCR Only
Franchisees
A)	Franchise Payments from Third Party Franchisees
Royalty Payment		$10,435,059	Yes
Initial Franchise Fees		$49,572
Transfer Fees		$—
Renewal Fees		$—
Licensing Fees payable to Third parties		$—
Advertising Fees paid into the Concentration Account		$—
Total Franchise Payments from Third Party Franchisees		$10,484,631

B)	Development Payments	$—
C)	Lease Payments
Owned properties - Franchisee Leases		$—
Leased properties - Franchisee Sublease		$—
Total Lease Payments		$—	Yes

I)	Insurance Proceeds	$—
J)	Training Fee s	$9,723
K)	Any other Third Party Reimbursement Amounts	$—
L)	Other	$750,579	Yes
M)	Any andvance payments from Third Party Franchisees	$—
N)	(Less Returns, NSF etc.) - enter as a positive number	$—	Yes
Franchisee Collections Received		$11,244,933

From Restaurant Holder Accounts
A)	All Store Revenue - Cash Purchase	$32,163,777	Yes
I)	Insurance Restoration Receipts	$—
Restaurant Holder Collections Received		$32,163,777

From Credit Card Accounts
A)	All Store Revenue - Credit Card Purchase	$61,226,860	Yes
Credit Card Collections Received		$61,226,860

From Gift Card Reserve Account
A)	Amount of Gift Card Receipts owed to the Rest. Holders	$3,703,556	Yes
B)	Excess Gift Card Reserve Amount	$—
Credit Card Collections Received		$3,703,556

Other
To Be Deposited into the Concentration Account
A)	Investment Income from all other Accounts (as applicable)	$68,532
B)	(Less investment expenses and net losses)	$—
Net Investment Income		$68,532	Yes
C)	Series Hedge Agreements Receipts (as applicable)	$—	Yes
D)	Any other Amounts owed relating to the Collateral	$111,565	Yes
E)	Vendor Rebates	$31,797	Yes
F)	IHOP Residual Amount	$3,811,931	Yes
G)	Any Equity contributions	$—	Yes
H)	Return of cash deposit from Supplier	$—
To Be Deposited into the Principal Payment Account
I)	Asset Disposition Amounts	$—
J)	Defective Assets Payments / Indemnity Payments	$—
Total “Other” Collections Received		$4,023,825

Misdirected Funds
A)	Funds deposited to Cencentration Account in Error	$2,231,227

Total Monthly monies collected (Inc. Excluded Amts)		$114,594,178
Gross Monthly Collections		$112,303,656

Applebee’s Enterprises LLC as Issuer	For the Payment Date of:	June 20, 2008
And	For the Monthly Collection Period of:	May
Applebee’s IP LLC & The Restaurant Holders as Co-Issuers

Deposits to Concentration Account

A)	Restaurant Sales	May
	Restaurant Gross Receipts Deposited into the Concentration Account	$97,094,193
	Less: Gift Card Sales transferred to Gift Card Account	$(1,737,958)
	Less: Sales Tax transferred to Sales Tax Account	$(6,443,727)
	Restaurant Sales	$88,912,508

B)	Restaurant Holder’s Expenses paid from Concentration Account
	Food and Beverage	$23,944,382
	Labor	$26,319,039 (1)
	Utilities	$3,707,100
	Other Controllables (including local advertising costs)	$5,998,151
	Occupancy Costs	$3,999,642
	Other Non-Controllables	$495,929
	Less:Vendor Rebates	$(31,797)
	Subtotal of Operating Expenses Attributable	$64,432,446

	Weight Watcher fees (paid to 3rd party account)	$65,690
	Advertising (payable to the Advertising Reserve Account)	$2,473,110
	Lease Payments payable to the Lease Payment Account	$—

	Total Expenses	$66,971,246

C)	Restaurant Holder Profits	$21,941,262
	Percentage of Monthly Sales	24.68%

(1)          As outlined in our April monthly report an error in labor costs was detected during the completion of the weekly report for the week ended 4/27/08.  This error resulted in an overpayment for reimbursement of labor related costs of $3.0MM during the April reporting period.  This was reversed in the May reporting period and had a 3.4% favorable impact to restaurant holder profits.  Restaurant holder profits as a percentage of sales would have been 21.26% without this correction.

Applebee’s Enterprises LLC as Issuer	For the Payment Date of:	June 20, 2008
And	For the Monthly Collection Period of:	May
Applebee’s IP LLC & The Restaurant Holders as Co-Issuers

			Week 1	Week 2	Week 3	Week 4	Totals
Beginning Concentration Account Balance			$29,714,770	$33,582,861	$40,581,841	$27,781,253	$29,714,770
Total Cumulative monies collected (Inc. Excluded Amts)			$25,176,951	$26,400,523	$36,381,735	$26,634,969	$114,594,178
	Other Cash Deposits		$(153)	$(327,463)	$(1,115,186)	$(788,425)	$(2,231,227)
	Total Cumulative Weekly Collections		$25,176,951	$26,400,523	$36,381,735	$26,634,969	$114,594,178
	Total Cumulative IHOP Residual Amounts Received		$—	$—	$—	$—	$—

	Operating expenses attributable to U.S. Company Owned Restaurants paid or committed to pay		$16,831,653	$14,642,874	$17,010,524	$15,979,191	$64,464,243
	Prior Monthly Waterfall Payments				$26,071,445		$26,071,445
	Prior Month weekly waterfall payments		$3,643,326				$3,643,326
	Prior Weekly Waterfall Payments		$—	$3,619,966	$4,098,984	$3,593,291	$11,312,241
	Prior week gift card redemptions due to Restaurant Holders		$833,728	$811,240	$886,184	$883,101	$3,414,253
	Total expended and committed funds		$21,308,707	$19,074,080	$48,067,137	$20,455,583	$108,905,508

Total Collections to be applied in Accordance w/ Weekly Waterfall			$33,582,861	$40,581,841	$27,781,253	$33,172,214	$44,484,455

	Weekly Allocations from the Concentration Account Pursuant to Section 10.1(b)(iii) of Base Indenture

I)	To the Operating Expense Account Account		$—	$—	$—	$—	$—
	A	Accrued and unpaid Govt. Taxes	$—	$—	$—	$—	$—
	B	Any filing &/or Registration fees (other than liquor license fees) payable to any Govt. entity	$—	$—	$—	$—	$—

II)	To the Sales Tax Account		$1,588,005	$1,753,646	$1,579,372	$1,522,704	$6,443,727
	A	Sales taxes payable	$1,588,005	$1,753,646	$1,579,372	$1,522,704	$6,443,727
	B	Any sales tax owed but not paid in accordance with II) A above	$—	$—	$—	$—	$—

III)	To the Lease Payment Account		$—	$—	$—	$—	$—
	A	1/3 of Lease Payments on sale/leaseback leases payable in immediately following Monthly Collection Period	$—	$—	$—	$—	$—
	B	Any Lease Payment owed but not paid in accordance with III) A above	$—	$—	$—	$—	$—

IV)	To the Gift Card Reserve Account		$(436,972)	$(242,962)	$(506,621)	$(486,212)	$(1,672,767)
	A	Gift Card Sales payable to ACMC	$374,268	$643,222	$376,480	$343,988	$1,737,958
	B	ACMC Gift Card Redemptions due to restaurant holders	$(811,240)	$(886,184)	$(883,101)	$(830,200)	$(3,410,725)
	C	Any Gift Card Sales owed but not paid in accordance with IV) A above	$—	$—	$—	$—	$—

V)	To the Third Party Licensing Fee Account		$16,874	$17,556	$16,094	$15,167	$65,690
	A	Accrued and unpaid licensing or royalties fees payable to third parties	$16,874	$17,556	$16,094	$15,167	$65,690
	B	Any licensing fees owed but not paid in accordance with V) A above	$—	$—	$—	$—	$—

VI)	To the Advertising Fees Account		$606,098	$692,711	$658,485	$515,816	$2,473,110
	A	Advertising Fees payable by the Restaurant Holders and Predecessor Restaurant Holders	$606,098	$692,711	$658,485	$515,816	$2,473,110
	B	Any Advertising Fees owed but not paid in accordance with VI) A above	$—	$—	$—	$—	$—

VII)	To the Operating Expense Account		$—	$—	$—	$—	$—
	A	Previously accrued and unpaid Operating Expenses	$—	$—	$—	$—	$—
	B	Operating Expenses expected to be payable prior to the immediately following Weekly Allocation Date (of Payment Date if Earlier)	$—	$—	$—	$—	$—

VIII)	To the Servicer		$1,845,962	$1,878,034	$1,845,962	$1,863,462	$7,433,418
	A	Weekly Servicing Fee	$1,845,962	$1,845,962	$1,845,962	$1,845,962	$7,383,846
	B	Any Servicing Fee owed but not paid in accordance with VIII) A above	$—	$—	$—	$—	$—
	C	Residual Certificates paid to Servicer	$—	$—	$—	$—	$—
	D	Any initial franchise fees, transfer fees, territory fees, or renewal fees	$—	$32,072	$—	$17,500	$49,572
	E	Any initial franchise fees, territory fees, transfer fees, or renewal fees owed but not paid in accordance with VII) C above	$—	$—	$—	$—	$—

	Cumulative Total Weekly Allocations		$3,619,966	$4,098,984	$3,593,291	$3,430,937	$14,743,178
	Less: Non-DSCR Expense		$(811,240)	$(854,112)	$(883,101)	$(812,700)	$(3,361,153)
	DSCR Expenses in Weekly Allocations		$4,431,206	$4,953,096	$4,476,393	$4,243,637	$18,104,331
	Ending Concentration Account balance		$29,962,895	$36,482,857	$24,187,961	$29,741,277	$29,741,277

Applebees Enterprises LLC as Issuer	For the Payment Date of:	June 20, 2008
And	For the Monthly Collection Period of:	May
Applebee’s IP LLC & The Restaurant Holders as Co-Issuers

					Amount Owed	Collections Remaining

Collections transferred from Concentration Account to the Collection Account & to be applied as stated below and in accordance with Section 10.12 of the Indenture				$29,741,276.67

Net after-tax proceeds of storesale leaseback transaction from Capital Expenditure Reserve account.				$302,800,000.00

Release of senor Note Interest Reserve related to Class A-2-1 payoff.				$5,513,685.20

Interest Earnings on the Servicing accounts to be distributed				$35,895.41

Interest Earnings on the Trust accounts to be distributed				$55,052.79		$338,145,910.07

Total Amount to be distributed				$338,145,910.07

I			To the Operating Expense Account*		$0.00	$338,145,910.07
		i	Accrued and unpaid Govt. Taxes		$0.00
		ii	Any filing &/or Registration fees (other than liquor license fees) payable to any Govt. entity		$0.00

II			To Sales Tax Account		$0.00	$338,145,910.07
		i	Accrued plus unpaid Sales Taxes

III			To the Senior Notes Principal Payment Account(or Sub Notes Principal Pmt Account)**		$0.00	$338,145,910.07
		i	Insurance Proceeds Amount		$0.00
		ii	Asset Disposition Prepayment Amount		$0.00
		iii	Indemnification Amount		$0.00

IV			To the Operating Expense Payment Account*
			Previously accrued and unpaid Operating Expenses		$0.00	$338,145,910.07

V
	A		To the Senior Notes Interest Payment Account
			Senior Notes Monthly Interest Amount		$9,562,918.75	$328,582,991.32
	B		To the Insurer Premiums Account
			Accrued Insurer Premium Amount		$451,760.42	$328,131,230.90
	C		To the Class A-1 Commitment Fees Account
			Class A-1 Monthly Commitment Fees Amount		$365,111.11	$327,766,119.79
	D		To the Hedge Payment Account
			Hedge Payment Amount (excluding any termination payments)		$0.00	$327,766,119.79

VI			To each Insurer
			Insurer Expense Amount		$0.00	$327,766,119.79

VII			To each Insurer
			Insurer Reimbursement Amount		$0.00	$327,766,119.79

VIII			To the Class A-1 Administrative Agent
			Accrued and unpaid Class A-1 Administrative Expenses due (to the capped amount)		$12,500.00	$327,753,619.79

IX			To the Senior Notes Interest Reserve Account
			Senior Notes Interest Reserve Deficit Amount		$0.00	$327,753,619.79

X			To the Servicer
			Any Supplemental Servicing Fee		$0.00	$327,753,619.79

XI			To the Senior Notes Principal Payment Account
			Any Partial Amortization Amount		$0.00	$327,753,619.79

XII			To the Cash Trap Reserve Account
			Any Cash Trap Reserve Amount		$0.00	$327,753,619.79

XIII			To the Senior Notes Principal Payment Account if a Rapid Amortization Event has occurred and has not yet been waived or cured
			The lessor of (A) remaining amount in Collection account and (B) Aggregate outstanding Principal Amount		$0.00	$327,753,619.79

XIV			To the Operating Expense Account
			Previously accrued and unpaid Operating Expenses in excess of the Capped Operating Expense Amount		$0.00	$327,753,619.79

XV			To the Class A-1 Administrative Agent
			Accrued and unpaid Class A-1 Administrative Expenses due in excess of the Capped Class A-1 Note Administrative Expense Amount		$0.00	$327,753,619.79

XVI			Also To Class A-1 Administrative Agent
			Any other amounts owed to the Class A-1 Note Administrative Agent		$0.00	$327,753,619.79

XVII			To the Subordinated Notes Interest Payment Account
			Any Partial Amortization Amount		$0.00	$327,753,619.79

XVIII			Also, to the Subordinated Notes Interest Payment Account
			Subordinated Notes Monthly Interest Amount for the Series 2007-1 Class M-1 Notes		$833,436.33	$326,920,183.46

XIX			To the Subordinated Notes Principal Payment Account if a Rapid Amortization Event has occurred and has not yet been waived or cured
			All remaining funds up to the Aggregate Outstanding Principal Amount of Series 2007-1 Class M-1 Notes		$0.00	$326,920,183.46

XX	A		To the Class A-1 Excess Interest Account
			Class A-1 Excess Interest Amount		$0.00	$326,920,183.46

	B		To the Sr. Notes Excess Adjusted Interest Account		$0.00	$326,920,183.46
	C		To the Sr. Notes Monthly Contingent Additional Interest Account
			Sr Notes Monthly Contingent Additional Interest Amount		$0.00	$326,920,183.46

XXI			To Sub Notes Monthly Contingent Additional Interest Account
			Sub Notes Monthly Contingent Additional Interest Amount		$0.00	$326,920,183.46

XXII			To Hedge Payment Account		$0.00	$326,920,183.46
		i	Any accrued and unpaid Series Hedge Payment		$0.00
		ii	Any other amounts payable to a Hedge Counterparty		$0.00

XXIII			To Sr. Notes Principal Payment Account (and on and after Sr. Notes paid in full, the Sub Notes Princ. Pmt Account)
			Monthly Aggregate Extension Prepayment Amount		$302,800,000.00	$24,120,183.46

XXIV			To the Sub Notes Principal Payment Account
		i	Lessor of		$0.00	$24,120,183.46
			(i) Monthly Sub Notes Amortization Amount
			(ii) Residual Threshold Amount
		ii	Any accrued and unpaid Sub Notes Principal Amortization Amount (provided Residual Amount > [8.333mm])		$0.00	$24,120,183.46

XXV			To The Issuer and Co-Issuer as Residual Payments
			All Remaining Funds		$24,120,183.46	$0.00
Debt Service Payents remitted during December

* All amounts are paid after giving effect to the payment of such amounts on any Weekly Allocation Date during the preceeding Monthly Collection Period.

** Or if no Senior Notes are outstanding or the amounts on deposit in the Senior Notes Principal Payment Account equals the Aggregate Outstanding Principal Amount of the Senior Notes such amounts are to be deposited into the Subordinated Notes Payment Account

1)  Equity Contributions Made During Last 3 Months up to Maximum of 2

Date Contributed	Amount Contributed	Amount Able for DSCR Calculation
1	$0	$0
2	$0	$0

2)  Equity Contributions Made During Current Calendar Year up to Maximum of 2

Date Contributed	Amount Contributed
1	$0
2	$0

3)  Cumulative Equity Contributions Made up to Maximum of 5 prior to Legal Final Maturity

Date Contributed	Amount Contributed
1	$0
2	$0
3	$0
4	$0
5	$0

Applebee’s Enterprises LLC as Issuer	For the Weekly Payment Date of:	June 20, 2008
&	For the Monthly Collection Period of:	May
Applebee’s IP LLC & The Restaurant

Series 2007-1 Senior Interest Reserve Account
				May 25 2008 Balance	June 20, 2008 Balance
Wrapped Notes	Amount	Coupon	Surety Fee	90 Day Interest Reserve(1)	90 Day Interest Reserve
Series 2007 - 1 A-1-A	30,000,000	7.2725%	0.7500%	601,688	601,688
Series 2007 - 1 A-2-II-A	675,000,000	6.4267%	0.7500%	12,110,681	12,110,681
				12,712,369	12,712,369

Unwrapped Notes	Amount	Coupon	Surety Fee	90 Day Interest Reserve	90 Day Interest Reserve
Series 2007 - 1 A-1-X	70,000,000	7.9225%	n/a	1,386,438	1,386,438
Series 2007 - 1 A-2-I-X	350,000,000	7.2836%	n/a	6,373,150	859,465	(2)
Series 2007 - 1 A-2-II-X	650,000,000	7.0588%	n/a	11,470,550	11,470,550
Series 2007-1 M-1	119,000,000	8.4044%	n/a	0
				19,230,138	13,716,452

			Reserve required	31,942,506	26,428,821

		Beginning Balance		$32,027,076	$32,027,076
		Plus Deposits		$53,340	$53,340
		Less Withdrawals		$84,569	$84,569
		Ending Balance		$31,995,847	$31,995,847

		Excess(Deficit)		$53,341	$5,567,026

		Series 2007-1 Senior Cash Trap Account

		Beginning Balance		$—	$—
		Plus Deposits		$—	$—
		Less Withdrawals		$—	$—
		Ending Balance		$—	$—
		Required Amount		$—	$—
		Deposit Required		$—	$—

(1) - If DSCR exceeds 3.0x for two consecutive months the reserve on the wrapped notes is reduced to 30 days interest.

(2) - On June 20, 2008 approximately $303 million of Class 2007-1 Class A-2-I debt was repaid with proceeds from the sale leaseback of company owned stores.  As a result of the debt reduction reserves of $5.5 million were released.

Applebee’s Enterprises LLC as Issuer	For the Payment Date of:	June 20, 2008
And	For the Monthly Collection Period of:	May
Applebee’s IP LLC & The Restaurant Holders as Co-Issuers

Calculation of Adjusted 3-Month DSCR

	For the Payment Date of:		June 20, 2008
Monthly Periods used in calculation of DSCR	For the Monthly Collection Period of:		May

	May
Retained Collections		$—	$47,839,414
	- Total Monthly DSCR Expenses		$18,104,331
			$29,735,082

Denominator
	Total Debt Service		$10,392,290

	April
Retained Collections		$—	$39,606,749
	- Total Monthly DSCR Expenses		$17,543,249
			$22,063,500

Denominator
	Total Debt Service		$10,031,096

	March
Retained Collections		$—	$55,862,998
	- Total Monthly DSCR Expenses		$22,075,379
			$33,787,619

Denominator
	Total Debt Service		$10,760,072

Current Payment Date Adjusted DSCR Ratio	2.745

	Event Occur?	% to Trap (if Applicable)
Cash Trapping Event?	No	0.00%
Rapid Amortization Event?	No
Servicer Termination Event / EOD?	No

Calculation of 3-Month DSCR

	For the Payment Date of:		June 20, 2008
Monthly Periods used in calculation of DSCR	For the Monthly Collection Period of:		May

	May
Retained Collections		$—	$44,027,483
	- Total Monthly DSCR Expenses		$18,104,331
			$25,923,151

Denominator
	Total Debt Service		$10,392,290

	April
Retained Collections		$—	$34,742,415
	- Total Monthly DSCR Expenses		$17,543,249
			$17,199,166

Denominator
	Total Debt Service		$10,031,096

	March
Retained Collections		$—	$47,581,394
	- Total Monthly DSCR Expenses		$22,075,379
			$25,506,015

Denominator
	Total Debt Service		$10,760,072

Current Payment Date DSCR Ratio	2.201

Applebee’s Enterprises LLC as Issuer	For the Payment Date of:	June 20, 2008
And	For the Monthly Collection Period of:	May
Applebee’s IP LLC & The Restaurant Holders as Co-Issuers

				($ In Thousands)
				Monthly
Numerator
			Operating Lease Expense - (Current Month)	8,710
			Annualized Operating Lease Expense	104,517
		1	Grossed Up Annualized Operating Lease Expense - (Annual * 8)	836,137

	+		All Trust Debt	2,339,000
			IHOP	445,000
			Applebees	1,894,000
			All other Applebee’s Corporate Debt	3,634
			All Other IHOP Corp Debt	168,593
		2	Total Indebtedness	2,511,227

			Total Adjusted Debt	3,347,364

Denominator
		1	EBITDA	362,268
	+	2	Operating Lease Expense	104,517
			EBITDAR	466,785

			Consolidated Leverage Ratio	7.17

Applebee’s Enterprises LLC as Issuer	For the Payment Date of:	June 20, 2008
And	For the Monthly Collection Period of:	May
Applebee’s IP LLC & The Restaurant Holders as Co-Issuers

Company Owned Stores in U.S.

Beginning	510
Plus New Stores	0
Plus Stores taken back from Franchisee	0
Less Refranchised	0
Less Store Closures	0
Ending Balance	510

Franchised Stores in U.S.

Beginning	1,362
Plus New Stores	2
Plus Refranchised	0
Less Stores taken by Franchisor	0
Less Store Closures	1
Ending Balance	1,363

Company Owned Stores outside of U.S.

Beginning	1
Plus New Stores	0
Plus Stores taken back from Franchisee	0
Less Refranchised	0
Less Store Closures	0
Ending Balance	1

Franchised Stores outside of U.S.

Beginning	115
Plus New Stores	1
Plus Refranchised	0
Less Stores taken by Franchisor	0
Less Store Closures	0
Ending Balance	116

APPB U.S. System-Wide Sales For Last 12 Months	$4,539,435,617
Current Twelve Month US System-wide Sales Equal to or Greater then $3.75 billion	YES
Weighted Average Royalty Rate	3.94%

Applebees Enterprises LLC as Issuer	For the Payment Date of: For the Monthly Collection Period of:	June 20, 2008 May
&
Applebee’s IP LLC & The Restaurant Holders as Co-Issuers

Series 2007-1 A-I-A

Beginning	$22,500,000	Wrapped
Amortization	$—
Draw Down	$—
Ending	$22,500,000

Commitment Amount	$30,000,000
Available Amount	$7,500,000

Series 2007-1 A-1-X

Beginning	$52,500,000	Unwrapped
Amortization	$—
Draw Down	$—
Ending	$52,500,000

Commitment Amount	$70,000,000
Available Amount	$17,500,000

Series 2007-1 A-2-1-X

Beginning	$350,000,000	Unwrapped(1)
Amortization	$—
Ending	$350,000,000

Series 2007-1-A-2-II-A

Beginning	$675,000,000	Wrapped
Amortization	$—
Ending	$675,000,000

Series 2007-1 A-2-II-X

Beginning	$650,000,000	Unwrapped
Amortization	$—
Ending	$650,000,000

Series 2007-1-M-1

Beginning	$119,000,000	Unwrapped
Amortization	$—
Ending	$119,000,000

Series 2007-1 A-1 -A Draw #1

Amount	$22,500,000
Date	3/13/2008
LIBOR	2.5500%
Spread	2.2050%
Total Coupon	4.7550%
Interest Due This Period	$20,803
Cumulative Interest Due	$35,663	12 days

Series 2007-1 A-1 -X Draw #1

Amount	$52,500,000
Date	3/2/2008
LIBOR	2.5500%
Spread	2.8550%
Total Coupon	5.4050%
Interest Due This Period	$55,176
Cumulative Interest Due	$94,588	12 days

(1) - On June 20, 2008 approximately $303 million of Class 2007-1 Class A-2-I debt was repaid with proceeds from the sale leaseback of company owned stores.

Applebee’s Enterprises LLC as Issuer	For the Weekly Payment Date of:	6/20/2008
&	For the Monthly Collection Period of:	May
Applebee’s IP LLC & The Restaurant Holders as Co-Issuers

Reconciliation of Indenture Trust Accounts - weekly For

			5/4/5008	5/11/5008	5/18/5008	5/25/5008
1	Concentration Account
	Beginning Balance		29,714,770	33,582,861	40,581,841	27,781,253
		Plus Deposits	25,176,951	26,400,523	36,381,735	26,634,969
		Less Withdrawals	(21,308,860)	(19,401,543)	(49,182,323)	(21,244,008)
	Ending Balance		33,582,861	40,581,841	27,781,253	33,172,214

2	Operating Expense Account
	Beginning Balance		3,612	3,612	3,612	3,612
		Plus Deposits	0	0	0	0
		Less Withdrawals	0	0	0	(1)
	Ending Balance		3,612	3,612	3,612	3,611

3	Sales Tax Account
	Beginning Balance		7,967,740	8,931,280	10,118,462	8,862,344
	Plus Company Store Contribution		1,597,016	1,588,005	1,726,086	1,579,372
	Plus: Excluded Asset deposits			10,167	10,425	12,308
		Other deposits	16,324	0	27,819	0
		Less Withdrawals	(649,801)	(410,990)	(3,020,447)	(2,506,311)
	Ending Balance		8,931,280	10,118,462	8,862,344	7,947,713

4	Lease Payment Account
	Beginning Balance		0	0	0	0
		Plus Deposits	0	0	0	0
		Less Withdrawals	0	0	0	0
	Ending Balance		0	0	0	0

5	Gift Card Reserve Account
	Beginning Balance		8,817,781	8,819,693	8,492,000	8,686,376
		Plus Deposits	835,640	772,850	1,105,694	852,381
		Less Withdrawals	(833,728)	(1,100,543)	(911,317)	(883,101)
	Ending Balance		8,819,693	8,492,000	8,686,376	8,655,656

6	Third Party Licensing Fee Account
	Beginning Balance		173,462	201,049	219,230	353,883
		Plus: Deposits		1,228	117,015	49,494
	Plus Company Store Contribution		27,490	16,874	17,556	16,094
	Plus: Excluded Asset deposits		97	79	83	90
		Less Withdrawals	0	0	0	0
	Ending Balance		201,049	219,230	353,883	419,561

7	Advertising Fees Account
	Beginning Balance		14,090,016	14,610,315	14,924,414	9,367,710
	Plus: Direct Deposits		36,266	181,438	4,573,599	1,776,327
	Plus Company Store Contribution		594,467	606,098	692,711	658,485
	Plus: Excluded Store Deposits		6,313	3,772	3,912	6,550
		Less Withdrawals	(116,746)	(477,209)	(10,826,927)	(949,190)
	Ending Balance		14,610,315	14,924,414	9,367,710	10,859,882

8	Capital Expenditure Reserve Account
	Beginning Balance		0	0	0	0
		Plus Deposits	0	0	0	250,000
		Less Withdrawals	0	0	0	0
	Ending Balance		0	0	0	250,000

9	Indemnification / Insurance proceeds / Asset Disposition Account
	Beginning Balance		0	0	0	0
		Plus Deposits	0	0	0	0
		Less Withdrawals	0	0	0	0
	Ending Balance		0	0	0	0

10	Franchise Holder Account
	Beginning Balance		2,004,947	2,008,442	2,008,442	2,003,495
		Plus Deposits	3,495	0	0	0
		Less Withdrawals		0	(4,947)	0
	Ending Balance		2,008,442	2,008,442	2,003,495	2,003,495

11	Collateral Account (a)
	Beginning Balance		26,055,835	26,049,251	26,049,251	25,669,514
		Plus Deposits	49,250	0	0	0
		Less Withdrawals	(55,834)	0	(379,737)	0
	Ending Balance		26,049,251	26,049,251	25,669,514	25,669,514

(a) - The Collatereral Account is an excluded asset, required by JP Morgan, our primary banking partner, as collateral on Letters of Credit related to an  unsecuritized entity.

Applebee’s Enterprises LLC as Issuer	For the Weekly Payment Date of:	6/20/2008
&	For the Monthly Collection Period of:	May
Applebee’s IP LLC & The Restaurant Holders as Co-Issuers

Reconciliation of Indenture Trust Accounts - weekly For May

			5/4/5008	5/11/5008	5/18/5008	5/25/5008
12	Applebee’s Enterprises, LLC Main Account

	Beginning Balance		23	25	25	25
		Plus Deposits	2	0	0	0
		Less Withdrawals	0	0	0	(24)
	Ending Balance		25	25	25	1

13	Collection Account
	Beginning Balance		11	1,713	1,713	26,126,202
		Plus Deposits	1,702	0	26,124,489	84,676
		Less Withdrawals	0	0	0	(26,209,175)
	Ending Balance		1,713	1,713	26,126,202	1,703

14	Senior Notes Interest Payment Account
	Beginning Balance		74	82	82	82
		Plus Deposits	8	0	0	9,244,155
		Less Withdrawals	0	0	0	(9,244,229)
	Ending Balance		82	82	82	8

15	Insurer Premiums Account
	Beginning Balance		3	4	4	4
		Plus Deposits	1	0	0	422,615
		Less Withdrawals	0	0	0	(422,619)
	Ending Balance		4	4	4	0

16	Class A-1 Commitment Fees Account
	Beginning Balance		0	0	0	0
		Plus Deposits	0	0	0	364,326
		Less Withdrawals	0	0	0	(364,326)
	Ending Balance		0	0	0	0

17	Senior Notes Principal Payment Account
	Beginning Balance		0	0	0	0
		Plus Deposits	0	0	0	0
		Less Withdrawals	0	0	0	0
	Ending Balance		0	0	0	0

18	Senior Notes Interest Reserve Account
	Beginning Balance		32,027,076	32,080,416	32,080,416	32,080,416
		Plus Deposits	53,340	0	0	0
		Less Withdrawals		0	0	(84,569)
	Ending Balance		32,080,416	32,080,416	32,080,416	31,995,847

19	Senior Notes Contingent Additional Interest Account
	Beginning Balance		0	0	0	0
		Plus Deposits	0	0	0	0
		Less Withdrawals	0	0	0	0
	Ending Balance		0	0	0	0

20	Subordinated Note Interest Payment Acount
	Beginning Balance		6	6	6	6
		Plus Deposits	0	0	0	805,655
		Less Withdrawals	0	0	0	(805,660)
	Ending Balance		6	6	6	1

21	Subordinated Note Principal Payment Acount
	Beginning Balance		0	0	0	0
		Plus Deposits	0	0	0	0
		Less Withdrawals	0	0	0	0
	Ending Balance		0	0	0	0

22	Subordinated Note Contingent Additional
	Interest Account					0
	Beginning Balance		0	0	0	0
		Plus Deposits	0	0	0	0
		Less Withdrawals	0	0	0	0
	Ending Balance		0	0	0	0

23	Hedge Payment Account
	Beginning Balance		0	0	0	0
		Plus Deposits	0	0	0	0
		Less Withdrawals	0	0	0	0
	Ending Balance		0	0	0	0

24	Cash Trap Reserve Account
	Beginning Balance		0	0	0	0
		Plus Deposits	0	0	0	0
		Less Withdrawals	0	0	0	0
	Ending Balance		0	0	0	0

25	Series 2007-1 Distribution Account
	Beginning Balance		0	0	0	0
		Plus Deposits	0	0	0	0
		Less Withdrawals	0	0	0	0
	Ending Balance		0	0	0	0

26	Series 2007-1 AI Distribution Account
	Beginning Balance		0	0	0	0
		Plus Deposits	0	0	0	0
		Less Withdrawals	0	0	0	0
	Ending Balance		0	0	0	0

27	Series 2007-1 A2IDistribution Account
	Beginning Balance		0	0	0	0
		Plus Deposits	0	0	0	0
		Less Withdrawals	0	0	0	0
	Ending Balance		0	0	0	0

28	Series 2007-1 A2II Distribution Account
	Beginning Balance		0	0	0	0
		Plus Deposits	0	0	0	0
		Less Withdrawals	0	0	0	0
	Ending Balance		0	0	0	0

29	Series 2007-1 Class M-1 Distribution Account
	Beginning Balance		0	0	0	0
		Plus Deposits	0	0	0	0
		Less Withdrawals	0	0	0	0
	Ending Balance		0	0	0	0

30	Senior Notes Excess Adjusted Interest Account
	Beginning Balance		0	0	0	0
		Plus Deposits	0	0	0	0
		Less Withdrawals	0	0	0	0
	Ending Balance		0	0	0	0

Asset Dispositions

After-Tax Net Proceeds Received in Monthly Collection Period
Pro-Forma EBITDAR Consolidated Leverage Ratio	7.17
Is Consolidated Ratio Leverage Test of 6.0 times satisfied?( yes or no )
After-Tax Net Proceeds Received in Monthly Collection Period to be applied to pay debt of Senior Notes	$—

After-Tax Net Proceeds Received in Calendar Year
Calendar Year Threshold (applicable only if Consolidated Leverage ratio is Below 6x)	$—
Amount Above Annual Threshold after taking into consideration amounts received this Month	$—

After-Tax Net Proceeds Received in Monthly Collection Period to be applied as Reinvested Amounts	$—

After-Tax Net Proceeds Received in last 180 days to be applied as Reinvested Amounts	$—
After-Tax Net Proceeds Received within 150-180 days	$—

Pro-Forma DSCR as of Current payment date
Pro-Forma DSCR as of Closing date
After-Tax Net Proceeds Received in Monthly Collection Period to be applied to pay debt of Senior Notes	$—
After-Tax Net Proceeds Received in Calendar Year to be applied to pay debt of Senior Notes	$—

Senior ABS Leverage Ratio( Sr APPB Sec Debt/ Securitization EBITDA)		%
assumes that variable funding notes are fully drawn

Insurance Proceeds

Insurance Proceeds Received in Monthly Collection Period	$—

Insurance Proceeds Received in Calendar Year	$941,322
Calendar Year Threshold	$10,000,000
Amount Above Annual Threshold after taking into consideration amounts received this Month	$—

Insurance Proceeds Received in Monthly Collection Period to be applied as Reinvested Amounts
Insurance Proceeds Received in last 180 days to be applied as Reinvested Amounts	$941,322

Pro-Forma DSCR as of Current payment date
Pro-Forma DSCR as of Closing date
Insurance Proceeds Received in Monthly Collection Period to be applied to pay debt of Senior Notes	$—
Insurance Proceeds Received in Calendar Year to be applied to pay debt of Senior Notes	$—

Reinvested Amounts

Reinvested Amounts to be applied to pay Debt of Senior Notes on Current Payment Date	$—
Reinvested Amounts to be applied to pay Debt of Senior Notes in last 180 Days	$—

Pro-Forma Consolidated Leverage Ratio

Numerator				Monthly
			Operating Lease Expense - (current Month)	$8,710
			Annualized Operating Lease Expense	$104,517
		1	Grossed Up Annualized Operating Lease Expense - (Annual * 8)	$836,137

	+		All Trust Debt (before Asset Disposition)	$2,339,000
			IHOP	$445,000
			Applebees	$1,894,000
			All Other Applebee’s Corp Debt	$3,634
			All Other IHOP Corp Debt	$168,593
		2	Total Indebtedness	$2,511,227

			Total Adjusted Debt	$3,347,364
Denominator
		1	EBITDA	$362,268
	+	2	Operating Lease Expense	$104,517
			EBITDAR	$466,785

			Consolidated Leverage Ratio	7.17

			Pro-Forma EBITDA	$362,268
			Pro-Forma EBITDAR Leverage Ratio	7.17

			After-Tax Net Proceeds Received in Monthly Collection Period	$—
After-Tax Net Proceeds Received in Monthly Collection Period to be applied to pay debt of Senior Notes				$—
				—
			Pro-Forma EBITDAR Leverage Ratio	7.17

DineEquity successfully completed a sale leaseback transaction for 181 Applebee’s company owned restaurant locations.Net proceeds from the deal were approximately $337 million and after-tax proceeds available to pay down debt totaled approximately $303 million.See the DineEquity, Inc. press release dated June 17, 2008 for details.Two million dollars remains in escrow at First American Title pending resolution of minor title issues on a few of the locations.If the remaining assets are cured within 120 days, the escrow will be remitted to Applebee’s Enterprises, LLC. and used for addtional debt reduction.

Applebees Enterprises LLC as	For the Payment Date of:	June 20, 2008
Issuer &	For the Monthly Collection Period of:	May
Applebee’s IP LLC & The Restaurant Holders as Co-Issuers

Non-trust deposits to Concentration Account

Amounts Previously Transferred

A)	Advertising fees paid into the concentration account	$1,891,930
B)	Reimbursement of G&A costs	$15,161
C)	Weight Watchers	$24,136
D)	Receipt of escrow funds	$300,000

	Total Misdirected funds deposited to Concentration Account	$2,231,227

Applebee’s Enterprises LLC as Issuer	For the Payment Date of:	June 20, 2008
And	For the Monthly Collection Period of:	May
Applebee’s IP LLC & The Restaurant Holders as Co-Issuers

Non Conforming Assets
	Count

		Beginning Bucket	0

									Most Recent Annual			Most Recent Annual
			Store #	Franchisee	Store Type	Reason	Previous Royalty Rate	Current Royalty Rate	Annual Sales	Franchisee Lease Payments	Franchise & Equipment Note Payments	Master Lease Payments	Rent Margin

Additions:	#1

		Ending Bucket	0
	Weighted Average Royalty Rate		0.04

# of Stores under Premier Program or other similar programs with a Royalty Holiday			0